UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:
December 19, 2007
(Date of earliest event reported)

PG&E CORPORATION
(Exact Name of Registrant as specified in Charter)
California	1-12609	94-3234914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS EmployerIdentification No.)

One Market, Spear Tower, Suite 2400, San Francisco, CA	94105
(Address of principal executive offices)	(Zip code)

415-267-7000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

PACIFIC GAS AND ELECTRIC COMPANY
(Exact Name of Registrant as specified in Charter)

California	1-2348	94-0742640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Beale Street, P.O. Box 770000, San Francisco, California	94177
(Address of principal executive offices)	(Zip code)

(415) 973-7000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 19, 2007, the Nominating, Compensation and Governance Committee of the PG&E Corporation Board of Directors (Committee) approved the PG&E Corporation 2008 Short Term Incentive Plan (STIP) under which officers and employees of PG&E Corporation and Pacific Gas and Electric Company (Utility) may receive cash awards based on the extent to which specified performance targets for each STIP component are achieved.  Corporate financial performance, as measured by corporate earnings from operations, will determine 40 percent of the incentive, 20 percent of the incentive will be based on the Utility’s success in improving electric and gas distribution system reliability, 20 percent of the incentive will be based on customer satisfaction ratings for the Utility, 10 percent will be based on the results of an employee opinion survey, and the remaining 10 percent will be based on achieving safety goals.  The Committee will continue to retain full discretion as to the determination of final officer STIP payments.  Actual STIP payments are determined by the Committee based on the extent to which certain pre-established performance targets are met. The Committee will approve the specific performance targets for each STIP component in February 2008.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 19, 2007, the Utility’s Board of Directors amended the Utility’s Bylaws to decrease the authorized number of directors from 12 to 11, effective January 1, 2008, to eliminate the vacancy on the Board that has existed since the departure of Thomas B. King on July 11, 2007.  Under the Utility’s Bylaws, the authorized number of directors may not be less than 9 nor more than 17, but within that range the Board of Directors may set the exact number of directors by an amendment to the Bylaws.  The text of the amendment to the Utility’s Bylaws is attached to this report as Exhibit 99.1.

Under the Utility’s Corporate Governance Guidelines, at least 75% of its Board is required to be composed of independent directors, generally defined as directors who (1) are neither current nor former officers or employees of, nor consultants to, PG&E Corporation, the Utility, or their consolidated subsidiaries, (2) are neither current nor former officers or employees of any other corporation on whose board of directors any officer of the Utility serves as a member, and (3) otherwise meet the definition of “independence” set forth in the stock exchange rules applicable to PG&E Corporation and the Utility.  The composition of the Utility’s Board of Directors currently meets the Corporate Governance Guidelines and will continue to do so after January 1, 2008.

Item 7.01.  Regulation FD

On December 21, 2007 PG&E Corporation will hold a conference call for members of the financial community during which senior management will provide an update on PG&E Corporation’s financial outlook.  PG&E Corporation’s press release dated December 19, 2007 announcing the call is attached to this report as Exhibit 99.1.  Management will use the presentation attached to this report as Exhibit 99.2 during the call.  The presentation is not complete without the accompanying statements to be made by management on the call.  Exhibits 99.2 and 99.3 to this report also will be posted on the “Investors” section of PG&E Corporation’s website at www.pge-corp.com.

Item 8.01.  Other Events

A.  Corporate Governance Matters

On December 19, 2007, the Utility’s Board of Directors elected C. Lee Cox as the non-executive Chairman of the Board of the Utility, effective January 1, 2008, to fill the vacancy created by the departure of Thomas B. King on July 11, 2007.  The independent members of the Boards of Directors of PG&E Corporation and the Utility also elected C. Lee Cox as the lead director for each company, effective January 1, 2008, based on the Committee’s recommendation.

In addition, on December 19, 2007, the Boards of Directors of PG&E Corporation and the Utility voted to amend each company’s Corporate Governance Guidelines, effective January 1, 2008, to (a) establish a selection process and a tenure for the position of lead director, (b) establish a tenure for the positions of independent chair of the companies’ respective Board committees, (c) reflect the division of the current PG&E Corporation Nominating, Compensation, and Governance Committee into two separate committees (the Nominating and Governance Committee and the Compensation Committee), and (d) clarify that the lead director is available for consultation and direct communication with major shareholders.

B. 2008 Cost of Capital Proceeding

On December 20, 2007, the California Public Utilities Commission (CPUC) voted to authorize the Utility’s 2008 capital structure and rate of return on equity on the Utility’s electricity and natural gas distribution and electric generation rate base at the same levels as authorized for 2007.  The decision adopts the following capital structure and rates of return:

	Cost	Capital Structure	Weighted Cost
Long-term debt	6.05%	46.00%	2.78%
Preferred stock	5.68%	2.00%	0.11%
Common equity	11.35%	52.00%	5.90%
Return on rate base			8.79%

The adopted cost of capital, 8.79%, is the same as that authorized for 2007, and will not change the Utility’s 2008 cost of capital revenue requirement.

The decision deferred the requirement for the utilities to file their annual cost of capital applications originally scheduled to be filed on May 8, 2008, noting that the proceeding remains open for the CPUC to consider mechanisms that could replace the annual cost of capital proceedings.  A final decision on that phase of the proceeding has been previously scheduled to be issued by April 24, 2008.

Item 9.01 Financial Statements and Exhibits

Exhibits

Exhibits 99.2 and 99.3 are being furnished in connection with disclosure pursuant to Item 7.01, and are not deemed to be filed:

Exhibit 99.1	Text of the amendment to the Bylaws of Pacific Gas and Electric Company effective January 1, 2008

Exhibit 99.2	PG&E Corporation Press Release Dated December 19, 2007

Exhibit 99.3	PG&E Corporation presentation materials for December 21, 2007 investor conference call

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION

Dated: December 20, 2007	By:	LINDA Y.H.CHENG
LINDA Y.H. CHENG
Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

Dated: December 20, 2007	By:	LINDA Y.H.CHENG
LINDA Y.H. CHENG
Vice President, Corporate Governance and Corporate Secretary

Exhibit Index

Exhibit 99.1	Text of the amendment to the Bylaws of Pacific Gas and Electric Company effective January 1, 2008

Exhibit 99.2	PG&E Corporation Press Release Dated December 19, 2007

Exhibit 99.3	PG&E Corporation presentation materials for December 21, 2007 investor conference call